Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Financial Officer

In connection with the Quaterly Report of Gemco Minerals Inc. (the "Company") on Form 10-Q for the six months ending November 30, 2009 as filed with the  Securities  and  Exchange  Commission  on the date  hereof  (the "Report"), I, Dorlyn Evancic, Chief Financial Officer certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 13, 2010	/s/ Dorlyn Evancic
Dorlyn Evancic
Chief Financial Officer